ADVANCES TO SUPPLIERS	6 Months Ended
Jun. 30, 2024
Advances To Suppliers
ADVANCES TO SUPPLIERS

NOTE 3 – ADVANCES TO SUPPLIERS

The Company periodically makes advances to certain vendors for purchases of raw materials or to service providers for services and records these payments as advances to suppliers. As of June 30, 2024 and December 31, 2023, advances to suppliers amounted to $122,246 and $170,922, respectively.

On May 8, 2023, the Company entered into a manufacturing contract with Xiwang New Material Technology Co., Ltd. (“Xiwang”) to produce 300 customized personal sauna rooms for the Company at a price of RMB 13,800 or $2,000 per room. In accordance with the contract, the Company prepaid a refundable deposit of RMB 1.1 million or approximately $160,000 to Xiwang. The customized personal sauna rooms will be built with the Company’s owned brand, “Qige Power.” As of June 30, 2024 and December 31, 2023, the advance to Xiwang was approximately $94,000 and $160,000, respectively.